    As filed with the Securities and Exchange Commission on January 16, 2002

                                                      Registration No. 333-73996
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 AMENDMENT NO. 2
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            MORGAN GROUP HOLDING CO.
             (Exact name of Registrant as specified in its charter)

           Delaware                      6719                      13-4196940
(State or other jurisdiction  (Primary Standard Industrial     (I.R.S. Employer
      of incorporation or     Classification Code Number)    Identification Number)
          organization)

                            401 Theodore Fremd Avenue
                               Rye, New York 10580
                                 (914) 921-8821
    (Address, including zip code, and telephone number, including area code, of Registrants principal executive offices)

                                John Fikre, Esq.
                          Lynch Interactive Corporation
                            401 Theodore Fremd Avenue
                               Rye, New York 10580
                                 (914) 921-8821

           (Name, address, including zip code, and telephone number,
                   including area code, of agent of service)

                                    Copy to:

                              David J. Adler, Esq.
                 Olshan Grundman Frome Rosenzweig & Wolosky LLP
                                 505 Park Avenue
                            New York, New York 10022
                                 (212) 753-7200
                          -----------------------------

        Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this Registration Statement.

                          -----------------------------

            The  Registrant  hereby amends this  registration  statement on such date or  dates as may be  necessary  to  delay  its  effective  date  until  the
Registrant shall file a further  amendment which  specifically  states that this registration  statement  shall  thereafter  become  effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the  registration  statement shall become  effective on such date as the Securities and Exchange  Commission, acting pursuant to said Section 8(a), may determine.

                                EXPLANATORY NOTE

            This  Amendment  is being filed to correct  exhibit 8.1 of Amendment
No. 1 to the Registration Statement of Morgan Group Holding Co.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13     Other Expenses of Issuance and Distribution.
-------     -------------------------------------------

            The  following  table sets forth the  various  expenses  (other than underwriting discounts and commissions) which we will pay in connection with the issuance and distribution of the securities being registered. With the exception of the Securities and Exchange  Commission  registration  fee, all amounts shown are estimates.

Securities and Exchange Commission Registration Fee                 $   1,395.93
Blue Sky Fees and Expenses                                              5,000.00
Printing and Engraving                                                 10,000.00
Accounting Fees and Expenses                                           20,000.00
Legal Fees and Expenses                                               100,000.00
Miscellaneous Expenses                                                 15,000.00
                                                                    ------------
Total                                                               $ 151,395.93

ITEM 14     Indemnification of Directors and Officers
-------     -----------------------------------------

            As  permitted  by  the  Delaware   General   Corporation   Law,  our
certificate of incorporation  limits the personal liability of our directors and officers for breaches of their fiduciary duties. Liability is not eliminated for

            o    any breach of the duty of loyalty to us or our stockholders,
            o    acts  or  omissions   not  in  good  faith  or  which   involve
                 intentional misconduct or a knowing violation of law,
            o    unlawful payment of dividends or stock purchases or redemptions pursuant to Section  174 of the  Delaware  General  Corporation
                 Law, or
            o    any  transaction  from which the  director  derived an improper personal benefit.

            Our by-laws provide that we shall indemnify any person who was or is a party  or is  threatened  to be made a party  to any  threatened,  pending  or completed  action,  suit or proceeding by reason of the fact that he is or was a director,  officer,  employee  or an agent of ours or is or was  serving  at our request  as a  director,  officer,  employee  or agent of  another  corporation, partnership,  joint  venture,  trust or other  enterprise,  against all expenses
(including  attorneys'  fees),  judgments,  fines and amounts paid in settlement actually  and  reasonably  incurred  by him in  connection  with the  defense or settlement of such action, suit or proceeding,  to the fullest extent and in the manner  set forth in and  permitted  by  Delaware  law,  as from time to time in effect, and any other applicable law, as from time to time in effect. Such right of  indemnification is not be deemed exclusive of any other rights to which such director,  officer,  employee  or agent and shall  inure to the  benefit  of the heirs, executors and administrators of each such person.

ITEM 15     Recent Sales of Unregistered Securities
-------     ---------------------------------------

                                 Not Applicable

ITEM 16     Exhibits and Financial Statement Schedules

1.          Exhibits:

                                      II-1

         Exhibit Number       Description
         --------------       -----------

         3.1**                Certificate of Incorporation of the Company

         3.2**                By-laws of the Company

         4.1                  Revolving  Credit and Term Loan  Agreement,  dated
                              January 28, 1999, among The Morgan Group, Inc. and
                              Subsidiaries    and   Bank   Boston,    N.A.,   is
                              incorporated  by  reference to Exhibit 4(1) to The
                              Morgan Group,  Inc.'s  Current  Report on Form 8-K
                              filed February 12, 1999.

         4.2                  Guaranty, dated January 28, 1999, among The Morgan
                              Group, Inc. and Subsidiaries and BankBoston,  N.A.
                              is  incorporated  by  reference to Exhibit 4(2) to
                              The Morgan Group,  Inc.'s  Current  Report on Form
                              8-K filed February 12, 1999.

         4.3                  Security Agreement,  dated January 28, 1999, among
                              The  Morgan  Group,   Inc.  and  Subsidiaries  and
                              BankBoston,  N.A. is  incorporated by reference to
                              Exhibit 4(3) to The Morgan Group,  Inc.'s  Current
                              Report on Form 8-K filed February 12, 1999.

         4.4                  Stock Pledge  Agreement,  dated  January 28, 1999,
                              among The Morgan Group,  Inc. and Subsidiaries and
                              BankBoston,  N.A. is  incorporated by reference to
                              Exhibit 4(4) to The Morgan Group,  Inc.'s  Current
                              Report on Form 8-K filed February 12, 1999.

         4.5                  Revolving  Credit  Note,  dated  January 28, 1999,
                              among The Morgan Group,  Inc. and Subsidiaries and
                              BankBoston,  N.A. is  incorporated by reference to
                              Exhibit 4(5) to The Morgan Group,  Inc.'s  Current
                              Report on Form 8-K filed February 12,1999.

         4.6                  Amendment   Agreement   No.  1  to  that   Certain
                              Revolving Credit Agreement and Term Loan Agreement
                              among The Morgan Group,  Inc. and its Subsidiaries
                              and  BankBoston  dated as of March  31,  2000,  is
                              incorporated  by  reference  to Exhibit 4.9 to The
                              Morgan  Group,  Inc.'s  Annual Report on Form 10-K
                              for the year ended December 31, 2000.

         4.7                  Amendment   Agreement   No.  2  to  that   Certain
                              Revolving Credit Agreement and Term Loan Agreement
                              among The Morgan Group,  Inc. and its Subsidiaries
                              and  BankBoston  dated as of November 10, 2000, is
                              incorporated  by  reference to Exhibit 4.10 to The
                              Morgan  Group,  Inc.'s  Annual Report on Form 10-K
                              for the year ended December 31, 2000.

         4.8                  Form   of   Class   A   Warrant   Certificate   is
                              incorporated  by  reference  to  Exhibit  4.11  of
                              Amendment  No.  1  to  The  Morgan  Group,  Inc.'s
                              Registration  Statement  on  Form  S-2,  File  No.
                              333-63188, filed August 15, 2001.

         4.9                  Form of Warrant  Services  Agreement  between  The
                              Morgan Group, Inc. and American Stock Transfer and
                              Trust  Company is  incorporated  by  reference  to
                              Exhibit  4.12 of  Amendment  No.  1 to The  Morgan
                              Group, Inc.'s Registration  Statement on Form S-2,
                              File No. 333-63188, filed August 15, 2001.

         4.10                 Revolving  Credit and  Security  Agreement,  dated
                              July 27, 2001,  among GMAC Commercial  Credit LLC,
                              Morgan  Drive  Away,   Inc.  and  TDI,   Inc.,  is
                              incorporated  by  reference  to Exhibit 4.1 to The
                              Morgan Group, Inc.'s Quarterly Report on Form 10-Q
                              for the period ended June 30,  2001,  filed August
                              14, 2001.

         4.11                 Guaranty,  dated July 27, 2001, between The Morgan
                              Group,  Inc.  and GMAC  Commercial  Credit LLC, is
                              incorporated  by  reference  to Exhibit 4.2 to The
                              Morgan Group, Inc.'s Quarterly Report on Form 10-Q
                              for the period ended June 30,  2001,  filed August
                              14, 2001.

         4.12                 Letter of Credit Financing Supplement to Revolving

                                      II-2

                              Credit Agreement,  dated July 27, 2001, among GMAC
                              Commercial  Credit LLC,  Morgan Drive Away,  Inc.,
                              and TDI,  Inc.,  is  incorporated  by reference to
                              Exhibit 4.2 to The Morgan Group,  Inc.'s Quarterly
                              Report on Form 10-Q for the period ended September
                              30, 2001.

         4.13                 Amendment  to that  certain  Revolving  Credit and
                              Security  Agreement among GMAC Commercial  Credit,
                              LLC, Morgan Drive Away, Inc., and TDI, Inc., dated
                              as  of  November  8,  2001,  is   incorporated  by
                              reference  to  Exhibit  4.1 to The  Morgan  Group,
                              Inc.'s  Quarterly  Report  on  Form  10-Q  for the
                              period ended September 30, 2001.

         4.14                 Mortgage,  dated  July 31,  2001,  between  Morgan
                              Drive   Away,   Inc.   and  Old  Kent   Bank,   is
                              incorporated  by  reference  to Exhibit 4.3 to The
                              Morgan Group, Inc.'s Quarterly Report on Form 10-Q
                              for the period ended June 30,  2001,  filed August
                              14, 2001.

         4.15                 Guaranty,  dated July 31, 2001, between The Morgan
                              Group,  Inc. and Old Kent Bank, is incorporated by
                              reference  to  Exhibit  4.4 to The  Morgan  Group,
                              Inc.'s  Quarterly  Report  on  Form  10-Q  for the
                              period ended June 30, 2001, filed August 14, 2001.

         5.1**                Legality Opinion

         8.1*                 Opinion of Ernst & Young LLP

         10.1**               Separation and Distribution Agreement, dated as of
                              December ___, 2001 by and among Lynch  Interactive
                              Corporation,  Morgan  Group  Holding  Co.  and The
                              Morgan Group, Inc.

         10.2                 The Morgan  Group,  Inc.  Incentive  Stock Plan is
                              incorporated  by  reference to Exhibit 10.1 to The
                              Morgan  Group,  Inc.'s  Registration  Statement on
                              Form S-1, File No.  33-641-22,  effective July 22,
                              1993.

         10.3                 First   Amendment  to  The  Morgan   Group,   Inc.
                              Incentive  Stock Plan is incorporated by reference
                              to  Exhibit  10.1  to  The  Morgan  Group,  Inc.'s
                              Quarterly Report on Form 10-Q for the period ended
                              September 30, 1997, filed November 14, 1997.

         10.4                 Memorandum  to Charles  Baum and Philip Ringo from
                              Lynch   Corporation,   dated   December  8,  1992,
                              respecting   Bonus  Pool,   is   incorporated   by
                              reference  to Exhibit  10.2 to The  Morgan  Group,
                              Inc.'s  Registration  Statement on Form S-1,  File
                              No. 33-641-22, effective July 22, 1993.

         10.5                 Term Life  Policy  from  Northwestern  Mutual Life
                              Insurance  Company  insuring  Paul D.  Borghesani,
                              dated August 1, 1991, is incorporated by reference
                              to  Exhibit  10.4  to  The  Morgan  Group,  Inc.'s
                              Registration  Statement  on  Form  S-1,  File  No.
                              33-641-22, effective July 22, 1993.

         10.6                 Long  Term   Disability   Insurance   Policy  from
                              Northwestern Mutual Life Insurance Company,  dated
                              March 1, 1990, is incorporated by reference to The
                              Morgan  Group,  Inc.'s  Registration  Statement on
                              Form S-1, File No.  33-641-22,  effective July 22,
                              1993.

         10.7                 Long Term  Disability  Insurance  Policy  from CNA
                              Insurance Companies,  effective January 1, 1998 is
                              incorporated  by  reference to Exhibit 10.6 to The
                              Morgan  Group,  Inc.'s  Annual Report on Form 10-K
                              for the year ended December 31, 1997,  filed March
                              31, 1998.

         10.8                 The Morgan Group,  Inc.  Employee  Stock  Purchase
                              Plan, as amended,  is incorporated by reference to
                              Exhibit 10.16 to The Morgan  Group,  Inc.'s Annual
                              Report  on Form 10-K for the year  ended  December
                              31, 1994, filed on March 30, 1995.

                                      II-3

         10.9                 Consulting  Agreement  between  Morgan Drive Away,
                              Inc. and Paul D. Borghesani, effective as of April
                              1, 1996, is  incorporated  by reference to Exhibit
                              10.19 The Morgan  Group,  Inc.'s  Annual Report on
                              Form 10-K for the year ended  December  31,  1995,
                              filed on April 1, 1996.

         10.10                Employment  Agreement,   dated  January  12,  2000
                              between  The Morgan  Group,  Inc.  and  Anthony T.
                              Castor,   III  is  incorporated  by  reference  to
                              Exhibit 10.9 to The Morgan  Group,  Inc.'s  Annual
                              Report  on Form 10-K for the year  ended  December
                              31, 1999.

         10.11                Non-Qualified  Stock  Option  Plan and  Agreement,
                              dated January 11, 2000,  between The Morgan Group,
                              Inc. and Anthony T. Castor, III is incorporated by
                              reference  to Exhibit  10.10 to The Morgan  Group,
                              Inc.'s  Annual  Report  on Form  10-K for the year
                              ended December 31, 1999.

         10.12                Management Agreement between Skandia International
                              and Risk Management (Vermont), Inc. and Interstate
                              Indemnity  Company,  dated  December 15, 1992,  is
                              incorporated  by reference to Exhibit 10.12 to The
                              Morgan  Group,  Inc.'s  Registration  Statement on
                              Form S-1, File No.  33-641-22,  effective July 22,
                              1993.

         10.13                Agreement   for  the   Allocation  of  Income  Tax
                              Liability   between  Lynch   Corporation  and  its
                              Consolidated  Subsidiaries,  including  The Morgan
                              Group (formerly Lynch Services Corporation), dated
                              December 13, 1988, as amended,  is incorporated by
                              reference  to  Exhibit  10.13  The  Morgan  Group,
                              Inc.'s  Registration  Statement on Form S-1,  File
                              No. 33-641-22, effective July 22, 1993.

         10.14**              Certain Services Agreement, dated January 1, 1995,
                              between  Lynch  Corporation  and The Morgan Group,
                              Inc.

         23.1**               Consent of Ernst & Young LLP

         23.2*                Consent of Ernst &  Young LLP with  regards to
                              tax opinion (contained in Exhibit 8.1)

         23.3**               Consent of Olshan Grundman Frome  Rosenzweig &
                              Wolosky LLP (contained in exhibit 5.1)

         24**                 Power of Attorney dated November 21, 2001
--------------
* Filed herewith
**Previously Filed

ITEM 28     Undertakings.
-------     ------------

            Insofar  as  indemnification   for  liabilities  arising  under  the
Securities  Act of  1933,  as  amended,  may be  permitted  for  our  directors, officers,  and controlling  persons,  pursuant to the foregoing  provisions,  or otherwise,  we have been  advised  that in the  opinion  of the  Securities  and
Exchange  Commission that this sort of  indemnification is against public policy as  expressed  in the  Securities  Act of 1933,  as  amended,  and is  therefore unenforceable.

                                      II-4

                                   SIGNATURES

            Pursuant  to the  requirements  of the  Securities  Act of 1933,  we certify  that we have  reasonable  grounds  to  believe  that this  registration statement  meets all of the  requirements  for  filing on Form S-1 and have duly caused this Amendment No. 2 to this  Registration  Statement to be signed on our behalf by the undersigned,  thereunto duly authorized, in the City of Rye, State of New York on the 16th day of January, 2002.

                                             MORGAN GROUP HOLDING CO.

                                             By: *
                                                 ------------------------------
                                                     Mario J. Gabelli
                                                   Chief Executive Officer

            Pursuant  to the  requirements  of the  Securities  Act of 1933,  as amended, this Amendment No. 1 to this Registration  Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                     Title                                     Date
---------                     -----                                     ----

*                             Chief Executive Offer and Director        January 16, 2002
-----------------------
Mario J. Gabelli

*                             Chief Financial Officer and Director      January 16, 2002
-----------------------
Robert E. Dolan

/s/ John Fikre                Vice President, Secretary and Director    January 16, 2002
-----------------------
John Fikre

*  By /s/ John Fikre
      -----------------
          John Fikre
        Attorney-in-fact

                                      II-5